Exhibit 10.46

Quality-678 Rev 001 Page 1 of 31
Subject
On-X Life Technologies, Inc.
Supplier Quality Agreement

TABLE OF CONTENTS

1.	PURPOSE	3

2.	SCOPE	3

3.	RESPONSIBILITIES	3

4.	PARTIES TO THE AGREEMENT	4

5.	TERM AND EXPIRATION	4

6.	DEFINITIONS	4

7.	REFERENCED DOCUMENTS	6

8.	SUPPLIER OBLIGATIONS	6

9.	PRODUCTS AND SERVICES COVERED BY THIS AGREEMENT	7

10.	SITE(S) INVOLVED	8

11.	FACILITY REGISTRATION AND REGULATORY INSPECTIONS	9

12.	MANAGEMENT RESPONSIBILITY / REGULATORY COMPLIANCE	10

13.	NOTIFICATION OF REGULATORY AGENCIES AND REGULATORY SUBMISSIONS	11

14.	SPECIFICATIONS	11

15.	MANUFACTURING, PACKAGING AND TESTING	12

16.	PRODUCT DOCUMENTATION	14

17.	LABELING	15

18.	SHIPPING AND RECEIVING	15

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19.	DOCUMENT AND RECORD RETENTION	15

20.	NONCONFORMING PRODUCT	16

21.	AUDITS	17

22.	CORRECTIVE AND PREVENTIVE ACTION	18

23.	METRICS	19

24.	CHANGE CONTROL	19

25.	COMPLAINTS	22

26.	COMMUNICATION	22

27.	DISPUTES	23

28.	RESPONSIBILITY MATRIX	23

29.	SIGNATURE PAGE	29

APPENDIX A – QUALITY SYSTEMS CONTACT LIST		30

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Supplier Quality Agreement

1.	PURPOSE

1.1.	This document defines the Quality Agreement between SynCardia Systems, LLC and CryoLife, Inc. It describes the commitment both parties agree to make to ensure that their respective products and services satisfy the quality and regulatory requirements called out in this agreement.

2.	SCOPE

2.1.	This agreement applies to the manufacturing of the pyrolytic carbon Disc and assembly of the SynCardia SynHall™ Valve for use as a component of the SynCardia temporary Total Artificial Heart (TAH-t).

2.2.	The SynCardia SynHall Valve is the intellectual property of SynCardia Systems, LLC and shall be used only as a component of the SynCardia TAH-t.

2.3.	This agreement does not define the forecasting, ordering, delivery, or pricing requirements for either party.

2.4.	This agreement does not define the specifications or inspection criteria for the products or services covered. Specifications and inspection criteria are detailed in the associated specification documents and drawings for each part number.

3.	RESPONSIBILITIES

3.1.	CryoLife, Inc is responsible for manufacturing services provided for pyrolytic carbon Disc and the final assembly of the SynHall Valve (“Product”) in accordance with all applicable SynCardia specification documents, drawings, or procedures.

3.2.	SynCardia will maintain a Design History File (DHF) during product development. For product development manufacturing/consulting services, CryoLife, Inc. will provide SynCardia with all documentation necessary to support the product DHF.

3.3.	All controlled documentation, including that which is supplier generated, required for the manufacture and testing of the Finished Device will be maintained by SynCardia in the Device Master Record (DMR).

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Supplier Quality Agreement

4.	PARTIES TO THE AGREEMENT

4.1.	This agreement is executed between CryoLife, Inc. (“SUPPLIER”) with business address at 1300 E. Anderson Lane, Building B, Austin, TX 78752, USA and SynCardia Systems, LLC (“CUSTOMER” or “SynCardia”), with business address at 1992 E. Silverlake Rd., Tucson, AZ 85713, USA. SUPPLIER and SynCardia are sometimes hereinafter referred to individually as a “Party” and collectively as the “Parties.”

5.	TERM AND EXPIRATION

5.1.	This Quality Agreement is effective as of the approval date on the signature page of this agreement and will continue through the completion of the contract services provided by SUPPLIER to SynCardia, until it is superseded by a new version, or until the business relationship between SUPPLIER and SynCardia is terminated.

6.	DEFINITIONS

6.1.	The following terms are included in this agreement.

6.1.1.	Certificate of Conformity (COC) - A signed document that certifies the supplied services or goods meet SynCardia required specifications, including quality requirements.

6.1.2.	Complaint - Any written, electronic, or oral communication that alleges deficiencies related to the identity, quality, durability, reliability, safety, effectiveness, or performance of a device, or the inability of a device to meet customer expectations, after it is released for distribution.

6.1.3.	Component - Any raw material, substance, piece, part, software, firmware, labeling, or assembly which is intended to be included as part of the finished, packaged, and labeled device.

6.1.4.	Corrective Action - The derivation and implementation of a solution resulting in the elimination of an identified problem, or a reduction in the rate of incidence and/or severity of an identified problem should it recur.

6.1.5.	Critical Subcontractor - An organization that performs an outsourced process on SUPPLIER’s behalf where the activity or service is critical to the performance and/or safety of the device.

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6.1.6.	Crucial Supplier - An organization that supplies a key raw material or component, the failure of which to meet specified requirements could cause a significant degradation in the safety and performance of the device.

6.1.7.	Customer Supplied Material (CSM) - Materials or sub-components provided to the SUPPLIER by the CUSTOMER in order to complete the manufacture of a product or component.

6.1.8.	Deviation - A variance from the standard or accepted norm.

6.1.9.	Design History File (DHF) - A compilation of documentation that describes the design history of a product supplied by SUPPLIER.

6.1.10.	Device History Record (DHR) - A compilation of records containing the production history of a product supplied by a SUPPLIER.

6.1.11.	Device Master Record (DMR) - A compilation of records containing the procedures and specifications for a finished device. Supplier generated DHF records may be requested as part of the DMR.

6.1.12.	Directed Procurement - A case in which the CUSTOMER directs the SUPPLIER to obtain a particular good or service from a specific third party.

6.1.13.	Finished Device - Any device or accessory to any device that is suitable for use or capable of functioning, whether or not it is packaged, labeled, or sterilized.

6.1.14.	Manufacturing - All operations of receipt of materials, production, packaging, repackaging, labeling, relabeling, quality control, release, storage and shipping of Customer’s Product.

6.1.15.	Nonconforming Material - Any material that is part of or relevant to the manufacturing process that does not conform to the documented specification.

6.1.16.	Nonconformance Report - A report issued when a product, process or procedure does not comply with the set standards for a particular belonging to the product, process or procedure under inspection.

6.1.17.	Product - Components, manufacturing materials, in-process devices, finished devices and returned devices.

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6.1.18.	Promptly - Unless specified otherwise, promptly means within ten business days.

6.1.19.	Repair - An action taken that makes the Product usable but does not return it to drawing specifications.

6.1.20.	Request for Supplier Corrective Action (RSCA) - A request for corrective action issued to the SUPPLIER to correct a non-conformance found affecting the quality of a product or service provided.

6.1.21.	Rework - Action on a non-conforming Product that returns the Product to the conforming state.

6.1.22.	Scrap - Action on nonconforming material to preclude its originally intended use.

6.1.23.	Variance - An amount of difference in what was expected and what actually occurred or was provided.

7.	REFERENCED DOCUMENTS

7.1.	21 CFR Part 820 Quality System Regulation

7.2.	GHTF/SG3/N17:2008 Quality Management System - Medical Devices - Guidance on the Control of Products and Services Obtained from Suppliers

7.3.	Guidance for Industry Contract Manufacturing Arrangements for Drugs: Quality Agreements, May 2013

7.4.	ISO 13485 Medical devices - Quality management systems - Requirements for regulatory purposes

8.	SUPPLIER OBLIGATIONS

8.1.	This Quality Agreement sets forth quality control and assurance obligations applicable to the SUPPLIER, who is responsible for the manufacture, supply, testing, packaging, labeling, storage and shipment of SynHall Valves (“Product”) to SynCardia.

8.2.	SUPPLIER is defined as a crucial supplier in accordance with this agreement and is therefore required to adhere to the terms set forth in Section 11.2.1.

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8.3.	SUPPLIER agrees to provide the Product(s) defined below in conformance with the requirements of this agreement, applicable laws and regulations, and all applicable SynCardia specification documents, drawings, or procedures associated with the Product(s).

9.	PRODUCTS AND SERVICES COVERED BY THIS AGREEMENT

9.1.	This agreement pertains to the products and services listed in Table 1.

9.2.	List “N/A” if detail (Part Number or Service Description) is not applicable.

Table 1: Products and Services Covered by this Quality Agreement

#	PRODUCT/SERVICE	SUPPLIER PART NUMBER	SYNCARDIA PART NUMBER	SERVICE DESCRIPTION
1	SynHall, Final Coated Disc, Size 25	055121-002	055121-002	N/A
2	SynHall, Final Coated Disc, Size 27	056121-002	056121-002	N/A
3	Assembly, Inspected, SynHall Disc and Housing, 25A	578141-002	578141-003	N/A
4	Assembly, Inspected, SynHall Disc and Housing, 27M	578141-010	578141-010	N/A
5	SynHall, Final Coated Disc, Size 23	054121-002	054121-002	N/A
6	Assembly, Inspected, SynHall Disc and Housing, 23A	578141-002	578141-002	N/A
7	Assembly, Inspected, SynHall Disc and Housing, 25M	578141-009	578141-009	N/A

9.3.	If directed procurement requires the SUPPLIER to use materials or products provided by a third party supplier, SynCardia is responsible for qualifying both the product supplied and the third party supplier.

9.4.	If SUPPLIER makes a change to a third party supplier, SUPPLIER will obtain SynCardia approval prior to implementing the change. See Table 4, Product Change Table.

9.5.	The SUPPLIER shall track and report the performance metrics of Supplier’s Crucial Suppliers and Critical Subcontractors to SynCardia on an annual basis pursuant to Supplier’s standard operating procedures. Such performance metrics shall include the following to the extent they relate to SynCardia’s Products and/or Supplier’s performance under this agreement:

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Supplier Quality Agreement

9.5.1.	Non-conforming material reports, deviations, and/or complaints

9.5.2.	Corrective actions

9.5.3.	Returned goods or damaged goods

9.5.4.	Change notifications

9.5.5.	On-time delivery

9.5.6.	Order accuracy and fulfillment

10.	SITE(S) INVOLVED

10.1.	The SUPPLIER produces and ships the product only from the sites listed in Table 2 below.

Table 2: Supplier Site(s) Involved in this Quality Agreement

SUPPLIER PRODUCTION SITE	SUPPLIER DISTRIBUTION SITE
1300 E. Anderson Lane, Building B Austin, TX 78752, USA	1300 East Anderson Lane, Building A Austin, TX 78752, USA

10.2.	SynCardia receives the product manufactured only at sites listed below.

Table 3: Sites Involved in this Quality Agreement

SYNCARDIA SITE
1992 E. Silverlake Road Tucson, AZ 85713, USA

10.3.	The main contact points at SynCardia and SUPPLIER sites are listed in the attached Quality Systems Contact List. (Appendix A) This list may be subject to change without the need to re-sign this agreement and assign a new version number.

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Supplier Quality Agreement

10.4.	Any changes in the above listed SUPPLIER sites (production or distribution) or SynCardia site will require change notification prior to implementation, and revision and re-signing of this agreement.

11.	FACILITY REGISTRATION AND REGULATORY INSPECTIONS

11.1.	SUPPLIER shall maintain a current facility registration with the U.S. Food and Drug Administration (FDA).

11.2.	SUPPLIER shall permit inspections of its facilities and records by the SynCardia Notified Body, the U.S. Food and Drug Administration or other regulatory authorities as required for SynCardia to comply with regulations applicable to the component or finished good listed in Table 1 and their registration and/or distribution.

11.2.1.	If SUPPLIER is determined to be a crucial supplier or critical subcontractor by SynCardia, SUPPLIER is subject to unannounced visits by the SynCardia notified body and is required to permit the visitors on premises to perform an inspection of requirements related to this agreement and to the Product at the time of the request.

11.3.	SUPPLIER shall notify SynCardia within two business days of any contact with SUPPLIER by a regulatory authority concerning or impacting a SynCardia Product. In the U.S. this includes, but is not limited to the U.S. Food and Drug Administration, the Environmental Protection Agency and the Occupational Safety and Health Administration.

11.4.	At SynCardia’s request, SUPPLIER shall disclose the results of any inspection or audit concerning SynCardia’s Product or Process, the associated root cause of any observations and the planned corrective action.

11.5.	The SUPPLIER shall notify SynCardia within two business days of any inspection or audit findings that impact the safety, effectiveness, conformity or availability of SynCardia Product.

11.6.	To the extent possible and in compliance with governing regulatory authorities, notified bodies, and applicable law, SUPPLIER shall obtain SynCardia’s prior written agreement when preparing responses to regulatory authorities, when the responses are directly related to or directly impact SynCardia Products.

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11.7.	SUPPLIER shall provide assistance to SynCardia as reasonably necessary in support of audits or inspections of SynCardia by regulatory authorities related to the SynCardia Product.

12.	MANAGEMENT RESPONSIBILITY / REGULATORY COMPLIANCE

12.1.	SUPPLIER classification as an approved supplier is based on criteria defined in SynCardia’s procedures for supplier approval. If there are changes to classification requirements, SynCardia will notify SUPPLIER of additional requirements needed to maintain approval status.

12.2.	SUPPLIER shall maintain a documented QMS and conduct activities in a manner consistent with the principles of 21 CFR 820 current Good Manufacturing Practices, and the revision of ISO 13485 that applies to the SUPPLIER’s current certificate as applicable to the manufacture of the Products. The system shall include, but is not limited to, written procedures and records for the following areas:

12.2.1.	Building, facilities and utilities qualifications/validations

12.2.2.	Equipment qualifications and validations

12.2.3.	Equipment calibration and maintenance

12.2.4.	Training and qualification of operators

12.2.5.	Component control

12.2.6.	Supplier Qualification

12.2.7.	Environmental Controls

12.2.8.	Corrective and Preventative Actions (CAPA)

12.2.9.	Non-conforming or rejected material

12.2.10.	Batch record review and product release

12.2.11.	Internal quality audits

12.2.12.	Record retention

12.2.13.	Contract review

12.2.14.	Purchasing

12.3.	At SynCardia’s request, the SUPPLIER shall provide a list of the procedures comprising the SUPPLIER’s Quality Management System (QMS).

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12.4.	If the SUPPLIER has an ISO 13485 certified quality system, SUPPLIER shall provide to SynCardia a current certificate from a recognized quality certification body to demonstrate that SUPPLIER’s QMS meets the requirements of the latest revision of the ISO 13485 standard. Changes in the status of SUPPLIER’s QMS shall be promptly reported to SynCardia.

12.5.	Each party agrees to fully cooperate with the other to ensure compliance with all applicable regulatory provisions for Product(s) within the scope of this agreement. Any changes in status relative to applicable compliance will be promptly submitted in writing to the other party.

13.	NOTIFICATION OF REGULATORY AGENCIES AND REGULATORY SUBMISSIONS

13.1.	SynCardia shall be responsible for all communication with regulatory authorities including notification of process and product changes and the submission of Annual Reports.

13.2.	SynCardia shall be responsible for all recall activities related to a Finished Device and for reporting to regulatory authorities according to SynCardia’s written procedures. Supplier shall provide the necessary information to assist any investigations required by SynCardia as a result of a potential recall.

13.3.	In the event of a supplier generated recall, the SUPPLIER shall notify SynCardia within two (2) business days, pursuant to the provisions of Section 20.3.

14.	SPECIFICATIONS

14.1.	SynCardia shall define the requirements for the Product and/or Service. Requirements may include, but are not limited to:

14.1.1.	Specifications

14.1.2.	Drawings

14.1.3.	Process and product control instructions

14.1.4.	Work instructions

14.1.5.	Labeling requirements

14.1.6.	Packaging and handling requirements

14.1.7.	Inspection requirements

14.1.8.	Applicable SynCardia procedural requirements

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14.2.	The specifications may be paper documents, electronic documents or other appropriate media.

14.3.	SUPPLIER shall deliver Product in conformance to the approved specifications.

15.	MANUFACTURING, PACKAGING AND TESTING

15.1.	SUPPLIER shall manufacture, test and package the Product in accordance with the production specifications and in compliance with all applicable laws.

15.2.	Manufacturing Practices

15.2.1.	Equipment

15.2.1.1.	SUPPLIER shall ensure that all equipment used in the manufacturing process for the product is appropriately designed, constructed, placed and installed.

15.2.1.2.	If required, Installation Qualification (IQ), Operational Qualification (OQ) and Performance Qualification (PQ) shall be performed and documented according to approved procedures for validation and verification.

15.2.2.	Automated Processes

15.2.2.1.	If SUPPLIER uses computers, software or other automated methods as part of the production process, SUPPLIER shall validate the computer software for this intended use.

15.2.2.2.	The validation process shall include a validation protocol (describing the planned activities) and a validation report (documenting the outcome of the planned activities).

15.2.2.3.	All software changes shall be similarly validated prior to use. Evidence of data integrity and security must be included as part of the validation.

15.2.3.	Inspection, Measuring and Test Equipment

15.2.3.1.	SUPPLIER shall ensure that all inspection, measuring, and test equipment used in the manufacturing process for the product is suitable for its intended purposes and is capable of producing valid results.

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15.2.3.2.	Suitability shall include limits for accuracy and precision.

15.2.3.3.	Measurement assurance of this equipment must be documented.

15.2.4.	Equipment Maintenance

15.2.4.1.	SUPPLIER shall establish and maintain schedules for calibration, adjustment, cleaning, and other periodic or preventive maintenance of equipment to ensure that manufacturing specifications are met and sustained.

15.2.4.2.	Calibration standards used for Inspection, measuring and test equipment shall be traceable to national or international standards.

15.2.4.3.	SUPPLIER shall maintain records associated with equipment maintenance.

15.2.5.	Process Validation

15.2.5.1.	If the output of SUPPLIER’s process is not fully verified by subsequent inspection or test, Supplier shall validate the process with a high degree of assurance, typically demonstrating a Cpk > 1.33.

15.2.5.2.	The validation process shall include the creation of a validation protocol (describing the planned activities) and a validation report (documenting the outcome of the planned activities).

15.2.5.3.	All validated process changes shall be similarly validated prior to use.

15.2.6.	Process Control for Supplier Manufactured Product

15.2.6.1.	SUPPLIER shall maintain the facility, manufacturing and testing processes related to the production of the Product and ensure that these processes are validated or qualified as applicable.

15.2.6.2.	SUPPLIER shall review the validation status of processes and document the review pursuant to its written standard operating procedures.

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15.2.6.3.	SUPPLIER shall not make any changes to critical materials or suppliers of critical materials, product or processes used to manufacture and test Product, or any related documentation such as specifications, without prior, written approval by SynCardia, which shall not be unreasonably delayed or withheld.

15.2.6.4.	Process control includes repair and rework activities and control of non-conforming product or material, as further defined in Section 20.7.1.

15.2.7.	Traceability

15.2.7.1.	SUPPLIER shall maintain traceability of the Products from the raw materials through the Finished Product and shall have an adequate system to readily retrieve all Product information for the purpose of failure investigations.

16.	PRODUCT DOCUMENTATION

16.1.	SUPPLIER shall send to SynCardia for each lot of Product in a shipment, records per the drawing and Product specification documents that indicate the Product has passed quality testing and meets all requirements defined in the product specification.

16.1.1.	The Certificate of Conformity (CoC) shall clearly identify the SynCardia part number, the Supplier part number, serial number(s), tests completed and results, and a statement as to whether the Product was manufactured according to SynCardia’s specifications.

16.1.2.	CoCs shall be signed and dated by a quality representative within SUPPLIER organization.

16.1.3.	If a nonconformity report is issued for any reason during the manufacture and testing of the Product, it will be provided to SynCardia for the DHR.

16.1.4.	SynCardia will have the right to review the nonconformity report and related Product records prior to acceptance of the Product lot.

16.1.5.	SynCardia will be responsible for any product registration requirements and marketing licenses.

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17.	LABELING

17.1.	SUPPLIER shall control all labeling and packaging operations to prevent labeling mix-ups, and to maintain traceability and product identification.

17.2.	SUPPLIER shall keep records of these activities and make them available to SynCardia upon request.

18.	SHIPPING AND RECEIVING

18.1.	SUPPLIER shall follow instructions provided by SynCardia for packaging Product to maintain product integrity and prevent damage or other deterioration of the Product during routine shipping to SynCardia. In the event SynCardia does not have validated procedures and/or instructions for packaging Products, Supplier shall package Products according to its current qualified packaging procedures.

18.2.	SUPPLIER shall clearly label each Product container with the Product name and SynCardia part number.

18.3.	SynCardia has the right to implement any identification and inspection process for product shipped from SUPPLIER to SynCardia for damage and product integrity.

18.4.	At SynCardia’s sole cost and expense, SynCardia may undertake any tests to verify that product from SUPPLIER meets specification.

19.	DOCUMENT AND RECORD RETENTION

19.1.	SUPPLIER shall maintain all documents and records associated with the manufacture of the Product, for example DHF and DHR, including but not limited to:

19.1.1.	Incoming raw material receipt and inspection records,

19.1.2.	Manufacturing, testing and release records,

19.1.3.	Environmental controls,

19.1.4.	Non-conformances or deviations and associated corrective actions,

19.1.5.	Equipment, Software, and/or Process Validation records, and

19.1.6.	Equipment calibration and maintenance records.

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19.2.	SUPPLIER shall maintain procedures for the proper identification, storage, protection, retrieval, retention time and disposition of records for the lifetime of the Product.

20.	NONCONFORMING PRODUCT

20.1.	SynCardia, upon becoming aware of nonconforming Product that has already been shipped, shall promptly notify SUPPLIER and file a nonconformance report following SynCardia’s internal procedure.

20.2.	A Request for Supplier Corrective Action (RSCA) may be issued to the Supplier at the discretion of SynCardia based on reasons such as occurrence or severity of the nonconformance.

20.3.	SUPPLIER is responsible for notifying SynCardia of any nonconforming Product that has already been shipped to SynCardia within two (2) business days of discovery.

20.3.1.	In the event that information is received by SUPPLIER that SUPPLIER determines after initial investigation will have an impact to product or material already supplied to SynCardia, SUPPLIER shall notify SynCardia within one (1) business day of the completion of its initial investigation, along with all applicable information obtained regarding the issue as it relates to SynCardia’s Product, including any records of communication.

20.3.2.	Reporting decisions will be determined by SynCardia.

20.4.	SUPPLIER and SynCardia shall cooperate in conducting investigations or implementing corrective actions with respect to nonconforming Product.

20.4.1.	SynCardia shall make the final determination regarding the disposition of Product not covered by Section 20.7 within fifteen (15) business days after receipt of information regarding the nonconforming product.

20.5.	If complaint investigations conducted by SynCardia reveal that an error in manufacturing or other Product nonconformance has occurred, a Request for Supplier Corrective Action (RSCA) will be issued to Supplier.

20.6.	From time to time, either party may require the assistance of the other with respect to failure investigations. SynCardia’s expectations of SUPPLIER’s involvement in such investigations conducted by SynCardia will be defined as part of the Request for Supplier Corrective Action (RSCA).

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20.7.	Material Review Board (MRB):

20.7.1.	SUPPLIER shall have the authority to disposition non-conforming material, Repair or Rework only when there is a validated repair/rework process established or the repair/rework process is fully verified by subsequent inspection and provided to SynCardia upon completion.

20.7.2.	If SUPPLIER deems a part “scrap,” and it is SUPPLIER-owned property, authorization from SynCardia is not required.

20.7.3.	If the Supplier deems a part “scrap” and it is SynCardia-owned property, SynCardia shall approve the disposition and disposal.

21.	AUDITS

21.1.	SUPPLIER shall allow SynCardia, or its authorized representative, to perform audits of the SUPPLIER’s facilities, systems, documentation, and other requirements related to this agreement and to the Product.

21.1.1.	If an audit is requested, it shall be conducted at mutually agreed dates and times. SUPPLIER will undertake all reasonable efforts to accommodate such an audit within thirty (30) calendar days of receipt of written request from SynCardia.

21.1.2.	The scope of the audit shall be limited to the development, production and delivery of Products supplied for SynCardia and related processes.

21.2.	During audits, records shall be subject to SUPPLIER’s reasonable confidentiality requirements. SynCardia will not copy and remove records from the premises without SUPPLIER’s consent.

21.3.	At the conclusion of audits, an exit meeting shall be held to discuss audit findings. Upon request, a written report will be provided to SUPPLIER within thirty (30) calendar days.

21.4.	SUPPLIER and SynCardia shall agree upon methods to protect intellectual property such as confidentiality agreements, non-disclosure agreements, etc.

21.5.	A Request for Supplier Corrective Action (RSCA) shall be sent with the audit report if critical non-conformances are noted.

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21.5.1.	SUPPLIER shall provide a written response to SynCardia regarding audit non-conformances by the date listed on the RSCA.

21.5.2.	The response will detail correction, root cause analysis, and a corrective action plan.

21.5.3.	Reasonable timeframes for actions plans will be assigned that are commensurate with the severity of the nonconformance.

21.5.4.	SynCardia will follow up to ensure that all corrective actions are implemented.

21.6.	A “For Cause” Audit may be conducted in addition to the yearly audit. In the event of a “For Cause” Audit, SUPPLIER will undertake all reasonable efforts to accommodate such an audit within ten (10) business days of receipt of written request from SynCardia.

22.	CORRECTIVE AND PREVENTIVE ACTION

22.1.	SynCardia may issue a Request for Supplier Corrective Action (RSCA) to SUPPLIER to address Product non-conformances, SynCardia complaints and/or findings from on-site audits.

22.2.	SUPPLIER shall initiate corrective action for detected nonconforming Product in accordance with Supplier procedures. Corrective Action shall include:

22.2.1.	Determining the cause(s) of nonconformity(s)

22.2.2.	Evaluating the need for action to ensure the nonconformity doesn’t recur

22.2.3.	Determining the action needed to prevent recurrence

22.2.4.	Implementing the action needed to prevent recurrence

22.2.5.	Reviewing the effectiveness of the corrective action

22.3.	SUPPLIER shall keep records of these activities and make them available to SynCardia for approval prior to closure.

22.4.	SynCardia may initiate an RSCA when SynCardia identifies nonconformity after receipt of Product.

22.5.	SUPPLIER shall initiate corrective action upon receipt of SynCardia’s request. Supplier’s corrective action shall include:

22.5.1.	Determining the cause(s) of nonconformity

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22.5.2.	Evaluating the need for action to ensure the nonconformity doesn’t recur

22.5.3.	Determining the action needed to prevent recurrence

22.5.4.	Implementing the action needed to prevent recurrence

22.5.5.	Reviewing the effectiveness of the corrective action

22.6.	SUPPLIER shall report the results of the corrective action to SynCardia according to the agreed upon dates.

23.	METRICS

23.1.	SUPPLIER shall establish procedures and quality indicators with their suppliers to monitor the acceptability of supplier performance, process capability and Product quality on an on-going basis.

23.2.	SUPPLIER shall investigate and resolve negative trends, significant quality events and instances in which quality metrics are not met.

23.3.	SynCardia shall review SUPPLIER’s performance, at regular intervals, to identify quality system or manufacturing issues and opportunities for improvement.

23.4.	SynCardia may request meetings with Supplier to discuss the status of open RSCAs, performance metrics and overall Supplier approval status.

24.	CHANGE CONTROL

24.1.	SUPPLIER shall notify SynCardia of all changes that require approval as described below and summarized in Table 4.

24.2.	The request for SynCardia approval shall occur prior to implementation of the changes and will include the Engineering Change Order (ECO). Supporting documentation for the ECO shall be made available to SynCardia upon request.

24.3.	In the event that a change approval is required under this Agreement, SUPPLIER will provide SynCardia with a minimum of ninety (90) days advance notice of such change to provide SynCardia with time to assess the change and determine if regulatory approval is required.

24.4.	SynCardia agrees to not unreasonably withhold, delay or condition the approval process.

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24.5.	In the event that a change notification is required under this Agreement, SUPPLIER will provide SynCardia the notification 45 days in advance of the change. A 180-day notice is required for communication of a manufacturing location change (facility or Product).

24.6.	Changes that do not require notification or approval, if any, are also identified under this Agreement. SUPPLIER agrees to discuss these changes during SynCardia audits of Supplier or upon request from SynCardia.

24.7.	Where approval of a change is required, SynCardia shall notify Supplier in writing prior to the implementation of the change. Notification shall be in the format of SynCardia’s approved change request. Where required, Supplier shall be part of the approval process of the change request.

Table 4: Product Change Table

TYPE OF CHANGE	SYNCARDIA APPROVAL REQUIRED	SYNCARDIA NOTIFICATION REQUIRED	DOCUMENTATION REQUIRED
Facility Move		X	Validation
Change in Manufacturing Equipment or Process	X		Validation or Equivalency Report
Like-for-like Equipment Part Replacement outside of Preventive Maintenance		X	Email Notification and Part Equivalency Report
Equipment Part Replacement not on approved parts list or Part Change - i.e., breakdown or not Like-for-Like repair	X		Supplier provided change requests and supporting documentation Validation or Part Equivalency Report
Equipment move within a Facility		X	IQ Protocol & Report
Product Material Change	X		Material Analysis, Product V&V
Process Material Change	X		V&V Protocol & Report, Specs, etc.
Manufacturing Improvements (no potential for Product/Process Impact)	X		Supplier provided change request and supporting documentation demonstrating no Product/Process Impact.
Product/Process Parameters/Specs	X		Design Control Requirements

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TYPE OF CHANGE	SYNCARDIA APPROVAL REQUIRED	SYNCARDIA NOTIFICATION REQUIRED	DOCUMENTATION REQUIRED
Product Software Change	X		Design Control Requirements; Verification & Validation
Subcontractor Change	X		Email Notification
Reduced inspectional requirements (finished QC inspection only)	X		Justification for change including supporting data. Reportable to FDA.
Reduced in process visual inspection requirements (workmanship standards)	X		Review Periodically; Possibly reportable to FDA
Deviations from product specification affecting fit, form or function.	X		Non-conformance or Scrap Report
Product Configuration	X		Reportable to FDA. Justification for Change
Storage Conditions	X Note 1		Demonstration that specification and product labeling requirements are met.
Manufacturing Environmental Controls		X Note 1	V&V Protocol & Report
Test Methods	X		Reportable to FDA. Justification and Validation
Labels and Labeling	X		Label/Labeling proof
Crucial Supplier change	X		Qualification documentation
Significant changes to Management, Quality System or Ownership		X	Reportable to FDA.

Note 1: Supplier shall manufacture the products in a controlled environment and ensure that the products are always handled and stored in a manner that will prevent damage and mix-ups. This is defined as normal air-conditioned office environment. Manufacturing steps are not performed in a clean room; final packaging performed under a flow hood.

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25.	COMPLAINTS

25.1.	If SUPPLIER receives a complaint or notification from their supplier regarding materials/services related to the product provided to SynCardia, the Supplier shall notify SynCardia within one (1) business day.

25.2.	SynCardia shall enter the complaint into the SynCardia complaint management system and review and evaluate the complaint to determine whether an investigation is necessary. SynCardia shall notify SUPPLIER of the decision to investigate or not.

25.3.	If SynCardia receives a complaint related to the product, SynCardia shall enter the complaint into the SynCardia complaint management system and review and evaluate the complaint to determine whether or not an investigation is necessary.

25.4.	If SynCardia requires the Supplier’s assistance in an investigation, SynCardia shall follow the SynCardia Corrective Action procedure.

25.5.	SynCardia is solely responsible for the communication of its customer complaints to the appropriate regulatory authorities.

26.	COMMUNICATION

26.1.	Communications pertaining to regulatory compliance, quality systems, quality changes (such as those required in Section 24), and/or quality audits between the SUPPLIER and SynCardia shall be communicated via email to the appropriate contact specified in Appendix A. In the event of verbal communication between the parties on the matters referenced in the subsection 26.1, either SUPPLIER or SynCardia must follow up with an email communication confirming/documenting the verbal discussion and any decisions related thereto within two (2) business days.

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26.2.	All other changes relating to the terms of this agreement will be by written amendment to this agreement signed by both parties.

27.	DISPUTES

27.1.	The parties will use their commercially reasonable efforts to resolve any claim, controversy or dispute concerning any matter related to this agreement.

27.2.	If legal action is commenced, the parties shall continue to perform their respective obligations under this agreement pending final resolution of the dispute.

28.	RESPONSIBILITY MATRIX

28.1.	SynCardia and Supplier acknowledge their obligation to act in accordance with the terms of this agreement. Responsibilities concerning specific Product activities for both SynCardia and Supplier are outlined in Table 5, the Responsibility Matrix, below.

Table 5: Responsibility Matrix

#	ISO 13485:2003	21 CFR 820	RESPONSIBILITY
1	4. Quality Management System	820.5 Quality System	SynCardia Supplier
2	4.1 General Requirements	820.5 Quality System	SynCardia Supplier
3	4.2 Documentation Requirements	820.5 Quality System	SynCardia Supplier
4	4.2.1 General	820.5 (e) Quality system procedures	SynCardia Supplier
5	4.2.2 Quality Manual	820.5 (d) Quality planning	SynCardia Supplier
6	4.2.3 Control of Documents	820.40 Document Controls 820.40 (a) Document approval and distribution.	SynCardia Supplier

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#	ISO 13485:2003	21 CFR 820	RESPONSIBILITY
7	4.2.4 Control of Records	820.180 General Requirements	SynCardia Supplier
8	4.2.4 Control of Records	820.181 Device Master Record	SynCardia Supplier
9	4.2.4 Control of Records	820.184 Device History Record	SynCardia Supplier
10	4.2.4 Control of Records	820.186 Quality System Record	SynCardia Supplier
11	5 Management Responsibility	820.20 Management Responsibility	SynCardia Supplier
12	5.1 Management Commitment	820.20 Management Responsibility	SynCardia Supplier
13	5.2 SynCardia Focus	820.5 Quality System	SynCardia Supplier
14	5.3 Quality Policy	820.20 (a) Quality policy	SynCardia Supplier
15	5.4 Planning	820.20 (d) Quality planning	SynCardia Supplier
16	5.4.1 Quality Objectives	820.20 (c) Management review	SynCardia
17	5.4.2 Quality Management System Planning	820.5 (d) Quality planning	SynCardia Supplier
18	5.5 Responsibility, Authority And Communication	820.20 Management Responsibility (b) Organization (1) Responsibility and authority	SynCardia Supplier
19	5.5.1 Responsibility and Authority	820.20 Management Responsibility (b) Organization (1) Responsibility and authority	SynCardia Supplier
20	5.5.2 Management Representative	820.20 Management Responsibility (b) Organization (3) Management representative.	SynCardia Supplier

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#	ISO 13485:2003	21 CFR 820	RESPONSIBILITY
21	5.5.3 Internal Communication	820.20 Management Responsibility (a) Quality policy	SynCardia Supplier
22	5.6 Management Review	820.20(C) (c) Management review	SynCardia Supplier
23	6. Resource Management	820.20(B)(2) (2) Resources	Supplier
24	6.1 Provision Of Resources	820.20(B)(2) (2) Resources	Supplier
25	6.2 Human resources	820.25 Personnel.	Supplier
26	6.3 Infrastructure	820.70 Production and process controls (f) Buildings, (g) Equipment	Supplier
27	6.4 Work Environment	Sec. 820.70 Production and process controls (c) Environmental control (d) Personnel. (e) Contamination control	Supplier
28	7 Product Realization	820.5 Quality System	Supplier
29	7.1 Planning Of Product Realization	820.30 Design controls (b) Design and development planning	SynCardia Supplier
30	7.2 SynCardia Related Processes	820.30 (c) 820.30 Design controls (c) Design input	SynCardia Supplier
31	7.3 Design And Development	820.30 Design controls	SynCardia
32	7.3.1 Design and development planning	820.30 Design controls (b) Design and development planning	SynCardia
33	7.4 Purchasing	820.50 Purchasing controls	SynCardia Supplier

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#	ISO 13485:2003	21 CFR 820	RESPONSIBILITY
34	7.4.1 Purchasing process	820.50 Purchasing controls	SynCardia Supplier
35	7.4.2 Purchasing Information	820.50(b) (b) Purchasing data	Supplier
36	7.4.3 Verification Of Purchased Product	820.80 Receiving, in-process, and finished device acceptance	Supplier
37	7.5 Production And Service Provisions	820.70 Production and process controls.	Supplier
38	7.5.1 Control Of Production And Service Provisions	820.70 Production and process controls.	Supplier
39	7.5.1.1 General Requirements	820.70 Production and process controls. (a) General.	Supplier
40	7.5.1.2 Control Of Production and Service Provisions - Specific Requirements	820.70 Production and process controls.	Supplier
41	7.5.1.2.1 Cleanliness Of Product And Contamination Control	820.70 Production and process controls (c) Environmental control.	Supplier
42	7.5.1.2.2 Installation Activities	820.170 Installation	SynCardia
43	7.5.1.2.3 Servicing Activities	820.200 Servicing	SynCardia
44	7.5.2 Validation Of Processes For Production And Service Provisions	820.75 Process validation.	Supplier
45	7.5.2.1 General Requirements	820.75 Process validation.	Supplier
46	7.5.3 Identification And Traceability	820.60 Identification. 820.65 Traceability.	Supplier
47	7.5.4 SynCardia Property	820.60 Identification	NA
48	7.5.5 Preservation Of Product	820.140 Handling. 820.150 Storage. 820.160 Distribution._820.170 Installation	Supplier
49	7.6 Control Of Monitoring and Measuring Devices	820.72 Inspection, measuring, and test equipment	Supplier

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#	ISO 13485:2003	21 CFR 820	RESPONSIBILITY
50	8 Measurement Analysis and Improvement	820.80 Receiving, in-process, and finished device acceptance	SynCardia Supplier
51	8.1 General	820.80 Receiving, in-process, and finished device acceptance	Supplier
52	8.2 Monitoring And Measurement	820.198 Complaint files.	SynCardia
53	8.2.1 Feedback	820.198 Complaint files.	SynCardia
54	8.2.2 Internal Audit	820.22 Quality audit.	SynCardia Supplier
55	8.2.3 Monitoring and Measurement of Processes	820.70 Production and process controls 820.250 Statistical techniques	Supplier
56	8.2.4 Monitoring and Measurement Of Product	820.80 Receiving, in-process, and finished device acceptance, 820.250 Statistical techniques	Supplier
57	8.2.4.1 General Requirements	820.80 Receiving, in-process, and finished device acceptance, 820.250 Statistical techniques	Supplier
58	8.3 Control of Nonconforming Product	820.90 Nonconforming product	Supplier
59	8.4 Analysis of Data	820.250 Statistical techniques	Supplier
60	8.5 Improvement	820.5 Quality system 820.198 Complaint files	SynCardia Supplier
61	8.5.1 General	820.5 Quality system 820.198 Complaint files	SynCardia

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#	ISO 13485:2003	21 CFR 820	RESPONSIBILITY
62	8.5.2 Corrective Action	820.100 Corrective and preventive action	SynCardia Supplier
63	8.5.3 Preventive Action	820.100 Corrective and preventive action	SynCardia Supplier

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29.	SIGNATURE PAGE

IN WITNESS THEREOF, duly authorized organization representatives of the parties hereto have executed this agreement as of the date first set forth below.

Cryolife, Inc.		SynCardia Systems, LLC

Signature:	/s/ Michael S. Simpson	Signature:	/s/ Milton Bojorquez
Date:	10/7/2019	Date:	07 OCT 2019
Name:	Michael S. Simpson	Name:	Milton Bojorquez
Title:	SUP, RA & QA	Title:	QUALITY MANAGER
Company:	Cryolife, Inc	Company:	SynCardia Systems
Location:	1300 E Anderson Ln Building B Austin, TX 78752	Location:	1992 E. Silverlake Rd. Tucson, AZ 85713

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APPENDIX A - QUALITY SYSTEMS CONTACT LIST

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APPENDIX A: CONTACT LIST

PERSONNEL RESPONSIBILITIES	SYNCARDIA CONTACT	SUPPLIER CONTACT
Quality System and Regulatory Compliance Requirements	Person’s Name: Milton Bojorquez Telephone: 520-545-1234 Ext. 1513 Email: mbojorquez@syncardia.com	Person’s Name: Don Kirkland Person’s Title: Director, Quality Operations- Austin Telephone: 512-580-2253 Email: Kirkland.don@cryolife.com
Product/Service Issues	Person’s Name: Matt Schuster Telephone: 520-618-1863 Email: mschuster@syncardia.com	Person’s Name: Mike Mewhort Person’s Title: OEM Manager Telephone: 512-580-2283 Email: Mewhort.mike@cryolife.com
Financial Issues	Person’s Name: Paul Zaman Telephone: 520-618-1880 Email: pzaman@syncardia.com	Person’s Name: Phyllis Hayes Telephone: 770-419-3355 Email: AR_CryoLife@cryolife.com

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